WisdomTree Trust

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

(the “Fund”)

Supplement dated July 3, 2025 to the Statutory Prospectus (the “Prospectus”) and

the Statement of Additional Information (the “SAI”),

each dated November 1, 2024, as supplemented

On June 30, 2025, the WisdomTree Battery Value Chain and Innovation Fund (WBAT) completed the liquidation of its assets and ceased operations. Therefore, effective immediately, shares of the Fund are no longer available for purchase, and all references and information related to the Fund in the Prospectus and SAI are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-SAI-WBAT-0725